INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
The Company has elected to be treated as an S corporation for income tax reporting purposes. The taxable income or loss of an S corporation is treated as income of and is reportable in the individual tax returns of the shareholders of the Company in an appropriate allocation. Accordingly, deferred income tax assets and liabilities have been eliminated and no provisions for current and deferred income taxes were made by the Company except for amounts attributable to state income taxes for certain states, which do not recognize S corporation status for income tax reporting purposes. Deferred income tax assets and liabilities will continue to be recognized and provisions for current and deferred income taxes will be made by the Company’s subsidiaries as they are not permitted to be treated as S Corporations.
We account for income taxes under the asset and liability method, which requires the recognition of Deferred Tax Assets, “DTAs”, and Deferred Tax Liabilities, “DTLs”, for the expected future tax consequences of events that have been included in the financial statements. Under this method, we determine DTAs and DTLs on the basis of the differences between the financial statement and tax bases of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in income in the period that includes the enactment date.
We recognize DTAs to the extent that we believe that these assets are more likely than not to be realized. In making such a determination, we consider all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, carryback potential if permitted under the tax law, and results of recent operations. If we determine that we would be able to realize our DTAs in the future in excess of their net recorded amount, we would make an adjustment to the DTA valuation allowance, which would reduce the provision for income taxes.
We record uncertain tax positions in accordance with ASC 740 on the basis of a two-step process in which (1) we determine whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more-likely-than-not recognition threshold, we recognize the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority.
We recognize interest and penalties related to unrecognized tax benefits, “UTBs”, on the interest expense line and other expense line, respectively, in the accompanying consolidated statement of operations. Accrued interest and penalties are included on the related liability lines in the consolidated balance sheet.
The provision for income taxes for the years ended December 31, 2022, 2021 and 2020 is made up of the following components:

	2022	2021	2020

Current – Federal	$4,280,033	$2,859,997	$3,024,953
Current – State	289,345	595,915	205,779
Total Current	4,569,378	3,455,912	3,230,732

Deferred tax expense (benefit)	(151,474)	487,481	156,075

Total Provision	$4,417,904	$3,943,393	$3,386,807
Temporary differences create deferred federal tax assets and liabilities, which are detailed below as of December 31, 2022 and 2021. As of December 31, 2022 net deferred tax assets of $3.1 million are included in other miscellaneous assets in the accompanying consolidated statements of financial position. As of December 31, 2021 net deferred tax liabilities of $6.6 million are included in accounts payable and accrued expenses in the accompanying consolidated statements of financial position.

	As Of December 31,
	2022	2021
Deferred Tax Assets:
Unearned Premium Reserves	$2,042,304	$2,239,933
Unrealized Loss (Gain) on
Marketable Debt Securities	7,018,205	—
SPAE Capitalization	31,643	33,713
STAT & Tax Reserve	643,782	671,836
Total Deferred Tax Assets	$9,735,934	$2,945,482

Deferred Tax Liabilities:
Insurance Commissions	(4,774,456)	(5,034,729)
Deferred Acquisition Cost Amortization	(1,554,166)	(1,637,230)
GAAP/STAT Premium Tax	(198,450)	(230,665)
Unrealized Loss (Gain) on
Marketable Debt Securities	—	(2,588,224)
Other	(66,235)	(69,944)
Total Deferred Tax Liabilities	(6,593,307)	(9,560,792)
Net Deferred Tax Asset (Liability)	$3,142,627	$(6,615,310)
The Company's effective tax rate for the years ended December 31, 2022, 2021 and 2020 is analyzed as follows.

	2022	2021	2020
Statutory Federal income tax rate	21.0%	21.0%	21.0%
Tax effect of S corporation status	5.0	(11.3)	1.0
Tax exempt income	(5.9)	(2.4)	(5.5)
State income taxes	1.4	1.3	1.1
Effective Tax Rate	21.5%	8.6%	17.6%
Enactment of the Inflation Reduction Act of 2022

On August 16, 2022, the U.S. government enacted the Inflation Reduction Act (IRA) which, among other changes, created a new 15% corporate alternative minimum tax (CAMT) based on adjusted financial statement income (AFSI) and imposes a 1% excise tax on corporate stock repurchases. The effective date of these provisions is January 1, 2023. The enactment of the IRA did not have any impact on the Company’s financial statements in 2022. The Company will not be an applicable corporation subject to the AMT tax beginning in 2023 based on its reported GAAP earnings for the past three years being less than 1 billion dollars. Any excise tax incurred on corporate stock repurchases will generally be recognized as part of the cost basis of the treasury stock acquired and not reported as part of income tax expense.